UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 9, 2010

CARRIZO OIL & GAS, INC.

(Exact name of registrant as specified in its charter)

Texas	000-29187-87	76-0415919
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 Louisiana Street Suite 1500 Houston, Texas	77002
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (713) 328-1000

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On December 9, 2010, Carrizo Oil & Gas, Inc. (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with Credit Suisse Securities (USA) LLC, as underwriter (the “Underwriter”), relating to the issuance and sale in an underwritten public offering of 3,500,000 shares of the Company’s common stock, par value $0.01 per share, pursuant to the Company’s registration statement on Form S-3 (File No. 333-159237) at a price to the Company of $28.90 per share. The Underwriter was also granted an option to purchase up to an additional 475,000 shares from the Company within 30 days of the date of the Underwriting Agreement, which has been exercised in full. The Underwriter proposes to offer the shares of common stock to the public from time to time for sale in negotiated transactions or otherwise, at market prices prevailing at the time of sale, at prices related to such prevailing market prices or at negotiated prices.

The Company expects to use the net proceeds to repay borrowings under its revolving credit facility. The Company expects to use the resulting additional capacity under its revolving credit facility to fund, in part, its 2011 capital expenditure plan for its development of the Eagle Ford Shale play and Niobrara play, including the addition of one rig in the Eagle Ford, and for general corporate purposes. An affiliate of the Underwriter is a lender under the Company’s revolving credit facility and, in such capacity, will receive a portion of the net proceeds from the offering. The offering is expected to close on December 15, 2010, subject to customary conditions.

The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the agreement, which is attached as Exhibit 1.1 to this report and incorporated by reference herein.

Statements in this report, including but not limited to those relating to the closing of the offering, use of proceeds, sales by the Underwriter and other statements that are not historical facts are forward looking statements that are based on current expectations. Although the Company believes that its expectations are based on reasonable assumptions, it can give no assurance that these expectations will prove correct. Important factors that could cause actual results to differ materially from those in the forward-looking statements include satisfaction of closing conditions, actions by the Underwriter, results of operations, market conditions, capital needs and uses and other risks described in the prospectus relating to the offering and the Company’s Form 10-K for the year ended December 31, 2009 and its other filings with the Securities and Exchange Commission.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description

1.1	Underwriting Agreement, dated December 9, 2010, by and between Carrizo Oil & Gas, Inc. and Credit Suisse Securities (USA) LLC.

5.1	Exhibit 5.1 Opinion of Baker Botts L.L.P.

23.1	Consent of Baker Botts L.L.P. (included in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARRIZO OIL & GAS, INC.

By:	/s/ Paul F. Boling
Name:	Paul F. Boling
Title:	Vice President and Chief Financial Officer

Date: December 13, 2010

Exhibit Index

Exhibit Number	Description

1.1	Underwriting Agreement, dated December 9, 2010, by and between Carrizo Oil & Gas, Inc. and Credit Suisse Securities (USA) LLC.

5.1	Exhibit 5.1 Opinion of Baker Botts L.L.P.

23.1	Consent of Baker Botts L.L.P. (included in Exhibit 5.1)